SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2002

THE GOODYEAR TIRE & RUBBER COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1144 East Market Street, Akron, Ohio	44316-0001

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 796-2121

Item 5.   Other Events

     On December 4, 2002, The Goodyear Tire & Rubber Company issued a news release announcing the resignation of Philip A. Laskawy from its Board of Directors. The news release is attached hereto as Exhibit 99.1.

Item 7.   Exhibits

Designation of
Exhibits in this Report	Description of Exhibit

99.1	News Release dated December 4, 2002.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY

Date:	December 6, 2002	By	/s/ Robert W. Tieken
Robert W. Tieken Executive Vice President and Chief Financial Officer